UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 1, 2015

CITIZENS FINANCIAL GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36636	05-0412693
(State or other jurisdiction of incorporation )	(Commission File No.)	(IRS Employer Identification No.)

One Citizens Plaza Providence, RI	02903
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (401) 456-7000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02	Unregistered Sales of Equity Securities

On April 6, 2015, Citizens Financial Group, Inc. (the “Company”) completed its previously announced offering pursuant to Rule 144A and Regulation S under the Securities Act of 1933, as amended, of 250,000 shares of its 5.500% Fixed-to-Floating Non-Cumulative Perpetual Preferred Stock, Series A (the “Series A Preferred Stock”) at a per share price of $1,000. Holders of Series A Preferred Stock will be entitled to receive dividend payments only when, as and if declared by the Company’s Board of Directors or a duly authorized committee thereof. Any such dividends will be payable at a fixed rate per annum equal to 5.500% from the original issue date to, but excluding, April 6, 2020 and thereafter at a floating rate per annum equal to the three-month U.S. dollar LIBOR on the related dividend determination date plus 3.960%. Any such dividends will be payable on a non-cumulative basis, from the date of original issue to and excluding April 6, 2020, semiannually in arrears on April 6 and October 6, commencing October 6, 2015, and thereafter quarterly in arrears on January 6, April 6, July 6 and October 6. Payment of dividends on the Series A Preferred Stock is subject to certain legal, regulatory and other restrictions. The Company may, at its option, redeem the Series A Preferred Stock (i) in whole or in part, from time to time, on any dividend payment date on or after April 6, 2020 or (ii) in whole but not in part at any time within 90 days of certain changes to regulatory capital requirements. These rights and privileges of the Series A Preferred Stock are set forth in, and this description is qualified in its entirety by reference to, the Certificate of Designation establishing the preferences and terms of the Series A Preferred Stock (the “Certificate of Designation”), a copy of which is filed as Exhibits 3.1 and 4.1 to this Current Report on Form 8-K and is incorporated herein by reference. The form of certificate representing the Series A Preferred Stock is filed as Exhibit 4.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.03	Material Modification to Rights of Security Holders

Upon issuance of the Series A Preferred Stock, the ability of the Company to declare or pay dividends or distributions on, or purchase, redeem or otherwise acquire for consideration, shares of its junior stock will be subject to certain restrictions in the event that the Company fails to declare and pay full dividends (or declare and set aside a sum sufficient for the payment thereof) on its Series A Preferred Stock. “Junior stock” means any class or series of capital stock of the Company that ranks junior to the Series A Preferred Stock as to the payment of dividends and the distribution of assets upon liquidation, dissolution or winding up of the Company. Junior stock includes the Company’s common stock. These restrictions are set forth in, and this description is qualified in its entirety by reference to, the Certificate of Designation, a copy of which is filed as Exhibits 3.1 and 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.03	Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year

On April 2, 2015, the Company filed the Certificate of Designation to its Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware. A copy of the Certificate of Designation relating to the Series A Preferred Stock is filed as Exhibits 3.1 and 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01	Other Events

On April 1, 2015, the Company issued a press release in respect of the pricing of the offering of the Series A Preferred Stock and the use of proceeds thereof. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description

3.1 and 4.1	Certificate of Designation of the Company relating to the Series A Preferred Stock

4.2	Form of Certificate representing the Series A Preferred Stock

99.1	Press Release dated April 1, 2015 entitled “Citizens Financial Group Announces Pricing of Private Preferred Stock Offering and Share Repurchase Transaction”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIZENS FINANCIAL GROUP, INC.

By:	/s/ Stephen T. Gannon
Stephen T. Gannon
Executive Vice President and General Counsel

Date: April 6, 2015

Exhibit Index

Exhibit Number	Description

3.1 and 4.1	Certificate of Designation of the Company relating to the Series A Preferred Stock

4.2	Form of Certificate representing the Series A Preferred Stock

99.1	Press Release dated April 1, 2015 entitled “Citizens Financial Group Announces Pricing of Private Preferred Stock Offering and Share Repurchase Transaction”